UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 14, 2004 (September 9, 2004)

(Date of Earliest Event Reported)

CREDENCE SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-22366	94-2878499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 California Circle Milpitas, California	95035
(Address of Principal Executive Offices)	(Zip Code)

408-635-4300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

David A. Ranhoff

On September 9, 2004, Credence Systems Corporation (the ”Company”) entered into an Amended Executive Employment Agreement, effective May 28, 2004, with David A. Ranhoff, the Company’s President and Chief Operating Officer. The most significant changes to the terms of Mr. Ranhoff’s employment with the Company are as follows: (i) Mr. Ranhoff is eligible for an annual target incentive bonus equal to seventy-five percent (75%) of his then-current annual base salary; (ii) Mr. Ranhoff is eligible to receive a one-time lump-sum bonus of $320,000, payable in cash or restricted stock of the Company, on the one-year anniversary of the closing date of the Company’s merger with NPTest Holding Corporation; and (iii) Mr. Ranhoff may be entitled to receive certain separation benefits, including a payment equaling 100% of his then-current annual base salary, a payment equaling 100% of his annual target incentive bonus and a one-time lump-sum bonus payment of $320,000 related to the Company’s merger with NPTest Holding Corporation.

John R. Detwiler

On September 9, 2004, the Company entered into an Amended Executive Employment Agreement, effective May 28, 2004, with John R. Detwiler, the Company’s Senior Vice President and Chief Financial Officer. The most significant changes to the terms of Mr. Detwiler’s employment with the Company are as follows: (i) Mr. Detwiler is eligible for an annual target incentive bonus equal to seventy percent (70%) of his then-current annual base salary; (ii) Mr. Detwiler is eligible to receive a one-time lump-sum bonus of $150,000, payable in cash or restricted stock of the Company, on the one-year anniversary of the closing date of the Company’s merger with NPTest Holding Corporation; and (iii) Mr. Detwiler may be entitled to receive certain separation benefits, including a payment equaling 100% of his then-current annual base salary, a payment equaling 100% of his annual target incentive bonus and a one-time lump-sum bonus payment of $150,000 related to the Company’s merger with NPTest Holding Corporation.

Fred Hall

On September 9, 2004, the Company entered into an Amended Executive Employment Agreement, effective May 28, 2004, with Fred Hall, the Company’s former Integration Manager and current Senior Vice President and Controller. The most significant changes to the terms of Mr. Hall’s employment with the Company are as follows: (i) Mr. Hall, effective September 3, 2004, is the Company’s Vice President and Controller; (ii) Mr. Hall is eligible for an annual target incentive bonus equal to fifty percent (50%) of his then-current annual base salary; (iii) Mr. Hall is eligible to receive a one-time lump-sum bonus of $100,000, payable in cash or restricted stock of the Company, on the one-year anniversary of the closing date of the Company’s merger with NPTest Holding Corporation; (iv) Mr. Hall may be entitled to receive certain separation benefits, including a payment equaling 100% of his then-current annual base salary, a payment equaling 100% of his annual target incentive bonus and a one-time lump-sum bonus payment of $100,000 related to the Company’s merger with NPTest Holding Corporation; and (v) Mr. Hall may be entitled to receive accelerated vesting of his unvested stock option shares of Common Stock, as further explained in the Amended Executive Employment Agreement.

Byron W. Milstead

On September 9, 2004, the Company entered into an Executive Employment Agreement, effective May 28, 2004, with Byron W. Milstead, the Company’s Vice President and General Counsel. The most significant terms of such Executive Employment Agreement are as follows: (i) Mr. Milstead’s initial annual base salary is $198,450; (ii) Mr. Milstead is eligible for an annual target incentive bonus equal to fifty percent (50%) of his then-current annual base salary; (iii) Mr. Milstead may be entitled to receive certain separation benefits, including a payment equaling 100% of his then-current annual base salary and a payment equaling 100% of his annual target incentive bonus; and (iv) Mr. Milstead may be entitled to receive accelerated vesting of his unvested stock option shares of Common Stock, as further explained in the Executive Employment Agreement.

The Amended Executive Employment Agreements and the Executive Employment Agreement discussed above are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The exhibits listed below are being furnished with this Form 8-K.

Exhibit Number	Description
10.1	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and David A. Ranhoff.

10.2	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and John R. Detwiler.

10.3	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and Fred Hall.

10.4	Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and Byron W. Milstead.

10.5(1)	Employment Agreement, dated January 15, 2002, by and between the Company and David A. Ranhoff.

10.6(1)	Employment Agreement, dated January 15, 2002, by and between the Company and John R. Detwiler.

10.7(1)	Employment Offer Letter, dated October 1, 2002, by and between the Company and Fred Hall.

10.8(1)	Letter Agreement, dated January 15, 2002, by and between the Company and Fred Hall.

(1)	Incorporated by reference to an exhibit to the Company’s Annual Report on Form 10-K for the year ended October 31, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION
By:	/s/ Graham J. Siddall
Graham J. Siddall
Chairman of the Board and
Chief Executive Officer

Date: September 14, 2004

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and David A. Ranhoff.

10.2	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and John R. Detwiler.

10.3	Amended Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and Fred Hall.

10.4	Executive Employment Agreement, dated as of September 9, 2004 and effective May 28, 2004, by and between the Company and Byron W. Milstead.

10.5(1)	Employment Agreement, dated January 15, 2002, by and between the Company and David A. Ranhoff.

10.6(1)	Employment Agreement, dated January 15, 2002, by and between the Company and John R. Detwiler.

10.7(1)	Employment Offer Letter, dated October 1, 2002, by and between the Company and Fred Hall.

10.8(1)	Letter Agreement, dated January 15, 2002, by and between the Company and Fred Hall.

(1)	Incorporated by reference to an exhibit to the Company’s Annual Report on Form 10-K for the year ended October 31, 2001.